UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES  EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported) January 28, 1998

                  BENEFICIAL MORTGAGE SERVICES, INC.
                              (Depositor)


               BENEFICIAL HOME EQUITY LOAN TRUST 1997-1
           (Issuer in Respect of the Beneficial Home Equity
            Loan Asset Backed Certificates, Series 1997-1)

        (Exact name of registrant as specified in its charter)

   New York (Issuer)         333-21511          13-3951599 (Issuer)
    (State or other       (Commission File      (I.R.S. Employer
    jurisdiction of           Number)          Identification No.)
   incorporation or
     organization)

   c/o 301 North Walnut Street
        Wilmington, Delaware                       19801
 (Address of principal executive                (Zip Code)
             offices)

  Registrant's telephone number, including area code:  (302) 425-2500


     (Former name or former address, if changed since last report)
                                 NONE










Item 7.  Financial Statements and Exhibits

Exhibit 20.1   Beneficial  Home Equity Loan Asset Backed  Certificates,
               Series   1997-1  Statement  to Certificateholders  dated
               January 28, 1998.




                              SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1997- 1 by the undersigned, thereunto duly authorized.



                    BENEFICIAL HOME EQUITY LOAN TRUST 1997-1
                              Registrant

                     By: Beneficial Mortgage Services, Inc.
                              (Depositor)




                    By:  /s/ Richard J. Zak_________
                                 Richard J. Zak
                                Vice President and Controller



February 6, 1998

                             Exhibit Index
Exhibit
Number                   Exhibit

20.1      Beneficial Home Equity Loan Asset Backed Certificates,
          Series 1997-1 Statement to Certificateholders dated January 28,
          1998.

Exhibit 20.1

               STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Services, Inc. Current Collection Period: 28-Nov-97 to 27-Dec-97
Beneficial Home Equity Loan Asset Backed Certificates P&S Agreement Date:
01-May-97
     Class A Certificates, Series 1997-1
     Class M Certificates, Series 1997-1 Original Settlement Date:20-May-97 Class B Certificates, Series 1997-1 Distribution Date:28-Jan-98
                                         Stepdown Date: 28-May-00
                                         Senior Enhancement Pct:  13.036%

               1 Month LIBOR 5.96875%

               Class A Pass-Through Rate (1 mo LIBOR + 12 bps) 6.08875% Class M Pass-Through Rate (1 mo LIBOR + 25 bps) 6.21875% Class B Pass-Through Rate (1 mo LIBOR + 36 bps) 6.32875%

 Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 30.712668
        ii.    Amount Allocable to Unpaid Class A Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After
               Such Distribution                                      0.000000

      2 i.     Amount Allocable to Class A Interest                   3.871752
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall After
               Such Distribution                                      0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   5.182292
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall After
               Such Distribution                                      0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class B Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   5.273958
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall After
               Such Distribution                                      0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10 i.   Monthly Excess Cashflow                  2,636,758.49
         ii.  Overcollateralization Amount           16,964,309.86
         iii. Targeted Overcollaterzalization Amount 16,964,309.86
         iv.  Overcollateralization Amount for Such
              Distribution Date                      16,964,309.86
          v.  Overcollateralization Release Amount            0.00
         vi.  Extra Principal Distribution Amount        11,583.47

     11        Ending Class A Certificate Balance   544,281,635.73
     12        Ending Class A Certificate Factor        73.2350781%

     13        Ending Class M Certificate Balance     32,313,000.00
     14        Ending Class M Certificate Factor       100.0000000%
     15     Adjusted Class M Certificate Balance      32,313,000.00

     16        Ending Class B Certificate Balance     32,313,000.00
     17        Ending Class B Certificate Factor        100.000000%
     18     Adjusted Class B Certificate Balance      32,313,000.00

     19 i.     Ending Pool Number of Loans                    11,135
        ii.    Ending Pool Balance                    625,871,945.59

     20 i.     Number of Mortgage Loans 30 to 59 Days Delinquent   673
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                 41,570,698.62
        iii.   Number of Mortgage Loans 60 or More Days Delinquent 239
        iv.    Aggregate Principal Balances of Mortgages 60 or
               More Days Delinquent                      17,784,072.85
     21 i.   Number of Properties Acquired Through Foreclosure      19
         ii.   Book Value of Real Estate Aquired Through
                Foreclosure or Grant of a Deed              1,388,451.28
        iii.   Liquidated Loan Losses for the Period           11,583.47
         iv.   Cumulative Liquidated Loan Losses               48,247.13
     Trigger event in effect                                     NO